UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 16, 2007


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                   0-26509                      65-0601272
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         National Coal Corp. (the "Company") is a party to that certain Credit Agreement dated as of October 12, 2006 (as amended) among the Company, National Coal Corporation (the "Borrower"), Guggenheim Corporate Funding, LLC ("Guggenheim") and the lenders identified therein (the "Credit Agreement").

         On November 16, 2007, the Company, Borrower and the lenders party to the Credit Agreement entered into a Waiver (the "Waiver") to the Credit Agreement, pursuant to which the parties agreed to waive certain provisions of the Credit Agreement. Pursuant to the Waiver, each lender waived compliance with certain minimum consolidated EBITDA requirements for the fiscal quarters ending March 31, 2008 and June 30, 2008.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


         (d)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Waiver dated as of November 16, 2007 to the Credit Agreement among National Coal Corp., National Coal Corporation, and the lenders party thereto.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     NATIONAL COAL CORP.



Date:    November 21, 2007                  By:      /S/ T. MICHAEL LOVE
                                                --------------------------------
                                                     T. Michael Love
                                                     Chief Financial Officer


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